UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  07/27/2004

NATIONAL INSTRUMENTS CORP /DE/
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-25426

DE	741871327
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

11500 North Mopac Expressway
Austin, TX 78759
(Address of Principal Executive Offices, Including Zip Code)

(512)683-6818
(Registrant’s Telephone Number, Including Area Code)

Items to be Included in this Report

Item 7.    Financial statements and exhibits

(c)        Exhibits.

99.1        Press Release dated July 27, 2004.

Item 9.    Regulation FD Disclosure

The press release filed as an exhibit to this report is being furnished under Item 12 (Furnishing of Earnings Releases) as contemplated by SEC Release Nos. 33-8176 and 33-8216.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

NATIONAL INSTRUMENTS CORP /DE/

Date: July 27, 2004.	By:	/s/ David G. Hugley
David G. Hugley
Vice President and General Counsel, Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated July 27, 2004